UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 14, 2013 (January 14, 2013)

HERTZ GLOBAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33139	20-3530539
(State of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On January 15, 2013, the Chairman and Chief Executive Officer of Hertz Global Holdings, Inc. (“Hertz Holdings”), Mark P. Frissora, and other members of senior management will present an overview of Hertz Holdings’ strategies, operations and financial results to participants at the Deutsche Bank Global Auto Industry Conference in Detroit, Michigan (the “Conference”).  Hertz Holdings is the indirect parent company of The Hertz Corporation (“Hertz”).  A copy of the presentation to be made at the Conference (the “Presentation”) is attached hereto as Exhibit 99.1.  The Presentation will be broadcast live to the public through an audio webcast through the Hertz website.

The Presentation included certain non-GAAP financial measures.  Reconciliations of these non-GAAP financial measures to the comparable measures calculated and presented in accordance with GAAP are attached hereto as part of Exhibit 99.1.  The reasons why Hertz Holdings’ and Hertz’s management believe that the presentation of the non-GAAP financial measures included in the Presentation provide useful information regarding Hertz Holdings’ and Hertz’s financial condition and results of operations and additional purposes, if any, why Hertz Holdings’ and Hertz’s management utilize the non-GAAP financial measures are attached hereto as part of Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY NOTE CONCERNING FORWARD LOOKING STATEMENTS

Certain statements contained in the Presentation include “forward looking statements”.  Forward-looking statements include information concerning Hertz’s and Hertz Holdings’ liquidity and their possible or assumed future results of operations, including descriptions of their business strategies.  These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions.  These statements are based on certain assumptions that Hertz Holdings has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors Hertz Holdings believes are appropriate in these circumstances.  Hertz Holdings believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and Hertz Holdings’ actual results could differ materially from those expressed in the forward looking statements due to a variety of important factors, both positive and negative.  Many factors, including, without limitation, those risks and uncertainties discussed in “Item 1A—Risk Factors” in each of Hertz Holdings’ Annual Report on Form 10-K for the year ended December 31, 2011 and Hertz Holdings’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 could affect Hertz Holdings’ actual financial results and could cause actual results to differ materially from those expressed in the forward looking statements.

Some important factors that could affect Hertz Holdings’ actual results include, among others, the following: Hertz’s ability to integrate the car rental operations of Dollar Thrifty Automotive Group, Inc. (“Dollar Thrifty”) and realize operational efficiencies from the acquisition of Dollar Thrifty; the operational and profitability impact of the Advantage divestiture and the divestiture of any airport locations that Hertz agreed to undertake in order to secure regulatory approval for the acquisition of Dollar Thrifty; levels of travel demand, particularly with respect to airline passenger traffic in the United States and in global markets; significant changes in the competitive environment, including as a result of industry consolidation, and the effect of competition in Hertz’s markets, including on Hertz’s pricing policies or use of incentives; occurrences that disrupt rental activity during Hertz’s peak periods; Hertz’s ability to achieve cost savings and efficiencies and realize opportunities to increase productivity and profitability; an increase in Hertz’s fleet costs as a result of an increase in the cost of new vehicles and/or a decrease in the price at which it disposes of used vehicles either in the used vehicle market or under repurchase or guaranteed depreciation programs; Hertz’s ability to accurately estimate future levels of rental activity and adjust the size and mix of its fleet accordingly; Hertz’s ability to maintain sufficient liquidity and the availability to it of additional or continued sources of financing for its revenue earning equipment and to refinance its existing indebtedness; safety recalls by the manufacturers of Hertz’s vehicles and equipment; a major disruption in Hertz’s communication or centralized information networks; financial instability of the manufacturers of Hertz’s vehicles and equipment; any impact on Hertz from the actions of its licensees, franchisees, dealers and independent contractors; Hertz’s ability to maintain profitability during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); shortages of fuel and increases or volatility in fuel costs; Hertz’s ability to successfully integrate acquisitions and complete dispositions; Hertz’s ability to maintain favorable brand recognition; costs and risks associated with litigation; risks related to Hertz’s indebtedness, including its substantial amount of debt, its ability to incur substantially more debt and increases in interest rates or in its borrowing margins; Hertz’s ability to meet the financial and other covenants contained in its Senior Credit Facilities, its outstanding unsecured Senior Notes and certain asset backed and asset based arrangements; changes in accounting principles, or their application or interpretation, and Hertz’s ability to make accurate estimates and the assumptions underlying the estimates, which could have an effect on earnings; changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect Hertz’s operations, the cost thereof or applicable tax rates; changes to Hertz’s senior management team; the effect of tangible and intangible asset impairment charges; the impact of Hertz’s derivative instruments, which can be affected by fluctuations in interest rates and commodity prices and Hertz’s exposure to fluctuations in foreign exchange rates.

In light of these risks, uncertainties and assumptions, the forward-looking statements contained in the Presentation might not prove to be accurate and you should not place undue reliance upon them.  All forward-looking statements attributable to Hertz or Hertz Holdings are expressly qualified in their entirety by the foregoing cautionary statements.  All such statements speak only as of the date made, and neither Hertz Holdings nor Hertz undertakes any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit	Description

99.1	Presentation at the Deutsche Bank Global Auto Industry Conference, January 15, 2013

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

By:	/s/ Elyse Douglas
Name:	Elyse Douglas
Title:	Executive Vice President and Chief Financial Officer

Date: January 14, 2013